UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018 (June 27, 2018)

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K filed by Del Frisco’s Restaurant Group, Inc. (the “Company”) on June 27, 2018 (the “Original Report”). This Amendment is being filed solely to supplement the Unaudited Pro Forma Condensed Consolidated Financial Statements of Del Frisco’s Restaurant Group, Inc. and Subsidiaries, after giving effect to the acquisition of Barteca Holdings, LLC and Subsidiaries. No other amendments to the Original Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of Del Frisco’s Restaurant Group, Inc. and Subsidiaries, after giving effect to the acquisition of Barteca Holdings, LLC and Subsidiaries, as of June 26, 2018 and for the Twenty-six Weeks Ended June 26, 2018, are filed as Exhibit 99.1and are incorporated herein by reference.

(d)	Exhibits

Exhibit 99.1
Unaudited Pro Forma Condensed Consolidated Financial Statements of Del Frisco’s Restaurant Group, Inc. and Subsidiaries, after giving effect to the acquisition of Barteca Holdings, LLC and Subsidiaries, as of June 26, 2018 and for the Twenty-six Weeks Ended June 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	July 30, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1
Unaudited Pro Forma Condensed Consolidated Financial Statements of Del Frisco’s Restaurant Group, Inc. and Subsidiaries, after giving effect to the acquisition of Barteca Holdings, LLC and Subsidiaries, as of June 26, 2018 and for the Twenty-six Weeks Ended June 26, 2018